Exhibit 10.3

                      INDEPENDENT CLIENT SERVICE AGREEMENT

This Agreement is made and entered into by and between USM Capital Group, Inc., 5922-B Farnsworth Court, Carlsbad, CA 92008 (hereinafter "Contractor") and Commerce Development Corporation, Ltd., (hereinafter "Client") with principal offices at 8880 Rio San Diego Drive, 8th Floor, San Diego, CA 92108 telephone number 760-846-0320.

Whereas, Contractor declares it is engaged in an independent business, and has complied with all federal, state and local laws regarding business permits, insurances and licenses of any kind that may be required to carry out said business and the tasks to be performed under this Agreement. Contractor also declares that it has and does provide similar product or services to other Clients in addition to contract services provided to Client.

Whereas, Client operates a legitimate business and desires to arrange for the services of Contractor as set forth herein.

THEREFORE, IN CONSIDERATION OF THE FOREGOING REPRESENTATIONS AND THE FOLLOWING TERMS AND CONDITIONS, THE PARTIES AGREE :

         1.    SERVICES    TO    BE    PERFORMED. Client engages Contractor and
Contractor     agrees    to    :     _________See     Exhibit "A"_______________
________________________________________________________________________________
________________________________________________________________________________



         2. TERMS OF PAYMENT. Client shall pay Contractor for the above described services, as the same are reasonably and acceptably provided and within 10 days after receipt of a detailed invoice or billing therefore. Payments are to be made, costs and fees to be reimbursed and prices to be charged as follows until otherwise agreed in writing :

______________200,000 common shares of Client with registration rights__________
______________valued at $0.006/share ___________________________________________
________________________________________________________________________________

         3. EXPENSE REIMBURSEMENT. Client shall reimburse Contractor and make payment for requested or necessary pre-approved travel and expenses from Contractor's office. Any such charges or requests for reimbursement for these agreed charges shall be invoiced and may be paid separately by Contractor or by two-party check, either to Contractor or to the independent supplier for which reimbursement is sought.

         4. CONTROL. Contractor retains the sole and exclusive right to control or direct the manner or means by which the work described herein is to be performed. Client retains only the right to control the end product or quality of service delivered to insure its conformity with Client specifications and the provisions herein.

         5. PAYROLL OR EMPLOYMENT TAXES. No payroll, income withholding or employment taxes of any kind shall be withheld or paid by Client with respect to payments to Contractor. The taxes that are the subject of this paragraph include but are not limited to FICA, FUTA, federal personal income tax, state personal income tax, state disability insurance tax, and state unemployment insurance tax. Contractor represents and covenants that it has and will file and pay all such payroll, self employment, employment, worker's compensation, withholding and other taxes and reports as the same might be legally due and payable to all applicable state and federal authorities. The Contractor will not be treated as an employee for state or federal tax purposes. Contractor hereby indemnifies and holds harmless Client from any and all duty or obligation whatsoever relating to the payment or filing for any and all such taxes, penalties and interest. Contractor represents that its federal employer identification number is 71-0890241.

         6. WORKER'S COMPENSATION. No workers compensation insurance has been or will be obtained by Client on account of Contractor or Contractor's employees. Contractor shall register and comply with all applicable worker's compensation laws in all applicable states and Contractor releases and indemnifies Client from all liability as to working conditions and the safety or possible injury of Contractor and its employees.

         7. TERMINATION. This Agreement covers and relates to services to be provided through September 30, 2002.

         8. The parties agree that a fasimile signature shall have the same effect as an actual signature.


Agreed to be effective this 16th day of September, 2002 at Carlsbad, CA.

USM Capital Group, Inc.                         Commerce Development Corp., Ltd.
CONTRACTOR                                      CLIENT


/s/ Conrad Nagel                                 /s/ Andrew E. Mercer
Signature                                            Signature

Conrad Nagel________________________                 Andrew E. Mercer___________
Printed Name                                         Andrew Mercer

President____________________________                ___________________________
Title                                                CEO



USM Capital Group, Inc.                              Phone: 760-918-1860
5922 Farnsworth Court                                Fax:     760-918-1855
Carlsbad, CA 92008                                   Mail: mail@bugsatwork.com





                                   Exhibit "A"
                            Services To Be Performed

1. Provide Financial Strategy for merger/spin-off and other related ctivities.
2. Provide business development consulting for private companies seeking additional capital and pre-IPO strategic business planning.
3.       Provide consulting for management on running a public company.